                            UNION BANK & TRUST

                             PROMISSORY NOTE

- ---------------------------------------------------------------------------------------------------------
   Principal     Loan Date     Maturity   Loan No    Call    Collateral   Account   Officer,  Initials
 $3,500,000.00   11-07-1995   06-07-2011             1C1     81385                  JCN
- ---------------------------------------------------------------------------------------------------------
   References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  RENAISSANCE ENTERTAINMENT CORPORATION        LENDER:  UNION BANK AND TRUST COMPANY
           (TIN: 64-1094630)                                     BOWLING GREEN
           4440 ARAPAHOE ROAD, SUITE 200                         211 N. MAIN STREET
           BOULDER, CO 80303                                     P.O.  446
                                                                 BOWLING GREEN, VA 22427

- ---------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------
Principal Amount: $1,500,000.00           Initial Rate: 8.650%            Date of Note: November 7, 1995

PROMISE TO PAY, RENAISSANCE ENTERTAINMENT CORPORATION ("Borrower") promises to pay to Union Bank and Trust Company ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five
Hundred Thousand & 00/100 Dollars ($1,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT, Borrower will pay this loan in accordance with the following payment schedule:

   Interest only until June 30, 1996 (payable quarterly). Then 12 consecutive monthly principal and interest payments of $14,903.28 each, beginning July 30, 1996, with interest calculated on the unpaid principal balances at an interest rate of 8.65% per annum;
   12 consecutive monthly principal and interest payments of $15,155.92 each, beginning July 30, 1997, with interest calculated on the unpaid principal balances at an interest rate of 8.95% per annum;
   12 consecutive monthly principal and interest payments of $15,396.69 each, beginning July 30, 1998, with interest calculated on the unpaid principal balances at an interest rate of 9.25% per annum; and 144 consecutive monthly principal and interest payments of $15,394.63 each, beginning July 30, 1999, with interest calculated on the unpaid principal balances at an interest rate of 9.26% per annum. Borrower's final payment of $15,394.83 will be due on May 7, 2011. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note.

Interest on this Note is computed on a 365/365 simple interest basis, that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the NO INDEX (the "Index"). INTEREST RATE FROM NOVEMBER 7, 1995 TO JULY 30, 1997 WILL BE 8.65%; INTEREST RATE FROM JULY 30, 1997 TO JULY 30, 1998 WILL BE 8.95%; INTEREST
RATE FROM JULY 30, 1998 TO MAY 7, 2011 WILL BE 9.25%. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each _____________. The Index currently is 8.650% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 8.650% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $25.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 7 days or more late, Borrower will be charged 6.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender; (f) Any of the events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure required more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 18.500% per annum. The interest will not exceed the maximum rate permitted by applicable law. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This note is secured by CREDIT LINE DEED OF TRUST DATED NOVEMBER 7, 1995 IN THE AMOUNT OF $1,500,000.00 ON 250.0 ACRES LOCATED IN STAFFORD COUNTY, VIRGINIA AND THE ASSIGNMENT OF UNION BANK AND TRUST CERTIFICATES OF DEPOSIT #009-0078138 AND #009-0078188 EACH IN THE AMOUNT OF $250,000.00 AND
UNION BANK AND TRUST CERTIFICATES OF DEPOSIT #009-0078191, #009-0078192 AND #009-0078193, EACH IN THE AMOUNT OF $25,000.00. TWO CERTIFICATES OF DEPOSIT TOTALLING $275,000.00 WILL BE RELEASED ANNUALLY BEGINNING MARCH 1, 1997 UPON BORROWER REACHING NET OPERATING INCOME GOALS AS SET FORTH IN "VIRGINIA FAIRE--PROJECTED FINANCIALS - NOVEMBER 3, 1995". NET OPERATING INCOME IS DEFINED AS TOTAL REVENUES LESS TOTAL OPERATING EXPENSES, BEFORE TAXES AND PAYMENT OF PRINCIPAL OR INTEREST ON UNION BANK AND TRUST COMPANY LOAN. FIRST YEAR (1996) GOAL IS $93,333, SECOND YEAR (1997) GOAL IS $412,054 AND THIRD
YEAR (1998) GOAL IS $1,130,978. IF THE CERTIFICATES OF DEPOSIT HAVE NOT BEEN RELEASED FOR ANY PREVIOUS YEAR BUT THE GOAL IS REACHED FOR THE CURRENT YEAR, THE CERTIFICATES OF DEPOSIT FOR THE PREVIOUS YEAR AND THE CURRENT YEAR SHALL
BE RELEASED. IF THE CERTIFICATES OF DEPOSITS ARE NOT RELEASED BY YEAR THREE, IT SHALL BE RELEASED IN ANY SUBSEQUENT YEAR THAT THE NET OPERATING INCOME TARGET OF $1,130,978 IS REACHED. A VARIANCE OF 10% WILL BE PERMITTED, VERIFICATION OF REACHING GOALS TO BE PROVIDED BY RENAISSANCE ENTERTAINMENT CORPORATION FORM 10-Q QUARTERLY REPORT FILED FOR THE 12/31 QUARTER ENDING
EACH YEAR SUPPORTED BY THE CORPORATION'S INTERNAL FINANCIAL REPORTS PROVIDED
IN THE SAME FORMAT AS "VIRGINIA FAIRE-PROJECTED FINANCIALS - NOVEMBER 3, 1995".

LINE OF CREDIT. This note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority. MILES SILVERMAN, PRESIDENT AND CEO. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance

11-07-1995                     PROMISSORY NOTE                           PAGE 2
LOAN NO.                         (CONTINUED)
===============================================================================

owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note II: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attemps to limit, modify or revoke such guarantor's guaranties of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protect and notice of dishonor. Upon any changes in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lendor without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

RENAISSANCE ENTERTAINMENT CORPORATION

By: /s/ Miles Silverman                         (SEAL)
    ------------------------------------------
    MILES SILVERMAN, PRESIDENT AND CEO

===============================================================================

                                    [LETTERHEAD]

                          ASSIGNMENT OF DEPOSIT ACCOUNT

- ----------------------------------------------------------------------------------------------------
   PRINCIPAL     LOAN DATE    MATURITY   LOAN NO.   CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$1,500,000.00   11-07-1995   05-07-2011              1C1      81385                JCN
- ----------------------------------------------------------------------------------------------------
        References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- ----------------------------------------------------------------------------------------------------

BORROWER:  RENAISSANCE ENTERTAINMENT CORPORATION         LENDER: UNION BANK AND TRUST COMPANY
           (TIN: 54-1094630)                                     BORROWING GREEN
           4440 ARAPAHOE ROAD SUITE 200                          211 N. MAIN STREET
           BOULDER, CO 80203                                     P.O. BOX 446
                                                                 BOWLING GREEN, VA 22427
- ----------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------

THIS ASSIGNMENT OF DEPOSIT ACCOUNT is entered into between RENAISSANCE ENTERTAINMENT CORPORATION (referred to below as "Grantor"); and Union Bank and Trust Company (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   ACCOUNT. The work "Account" means the deposit accounts described below in the definition for "Collateral."

   AGREEMENT. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

   COLLATERAL. The word "Collateral" means the following described deposit accounts:

         UNION BANK AND TRUST CERTIFICATE #009-0078136 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $250,000.00

         UNION BANK AND TRUST CERTIFICATE #009-0078139 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $250,000.00

         UNION BANK AND TRUST CERTIFICATE #009-0078188 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $250,000.00

         UNION BANK AND TRUST CERTIFICATE #009-0078191 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $25,000.00

         UNION BANK AND TRUST CERTIFICATE #009-0078192 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $25,000.00

         UNION BANK AND TRUST CERTIFICATE #009-0078193 ISSUED BY LENDER IN AN
          AMOUNT NOT LESS THAN $25,000.00

   together with (a) all interest, whether now accrued or hereafter accruing; (b) all additional deposits hereafter made to the Account;
   (c) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions for any of the foregoing.

   In addition, the word "Collateral" includes all property of Grantor (however owned if owned by more than one person), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

      (a)  ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

      (b)  ALL PROPERTY ASSIGNED TO LENDER.

      (c) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

      (d) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF WRITING, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

   EVENT OF DEFAULT. The words "Event of Default" means and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

   GRANTOR. The word "Grantor" means RENAISSANCE ENTERTAINMENT
   CORPORATION, its successors and assigns.

   GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness and their personal representatives, successors and assigns.

   INDEBTEDNESS. The word "Indebtedness' means the indebtedness evidenced by the Note, including all principal, interest, and fees, costs, and expenses, if any, together with all modifications of and renewals, replacements and substitutions for any of the foregoing. "Indebtedness" also includes all other present and future liabilities and obligations of Grantor to Lender, whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and no matter how the same may be evidenced or shall arise.

   LENDER. The word "Lender" means Union Bank and Trust Company, its successors and assigns.

   NOTE: The word "Note" means the note or credit agreement dated
   November 7, 1995. In the principal amount of $1,500,000.00 from Grantor to Lender, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement.

   RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

   OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

   RIGHT TO GRANT SECURITY INTEREST. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

   NO FURTHER TRANSFER. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

   NO DEFAULTS. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

   PROCEEDS. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

EXPENDITURES BY LENDER, if not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation of taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

11-07-1995                  ASSIGNMENT OF DEPOSIT ACCOUNT                PAGE 2
LOAN NO                              (CONTINUED)
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within ten (10) days; or (b), if the cure requires more than ten
     (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor or Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY.  Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     ACCELERATE INDEBTEDNESS. Lender may declare all indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

     APPLICATION OF ACCOUNT PROCEEDS. Lender may obtain all funds in the Account from the Issuer of the Account and apply them to the Indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the Interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness.

     COLLECT THE COLLATERAL. Lender may collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, may retain possession of the Collateral while suing on the Indebtedness.

     REGISTER SECURITIES. Lender may register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     SELL SECURITIES. Lender may sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that (a) Lender shall have no obligation to delay sale until the securities can be registered, (b) Lender may make a private sale to a single person or restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and (c) such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor, or any of them (if more than one), is an affiliate of the Issuer of the securities, Grantor agrees that Grantor will neither sell nor dispose of any securities or such Issuer without obtaining Lender's prior written consent.

     TRANSFER TITLE. Lender may affect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     APPLICATION OF PROCEEDS. Lender may apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to (a) reimbursement of any expenses, including any costs of any securities registration, commissions incurred in connection with a sale, attorney fees as provided below and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral, and (b) to the payment of the Indebtedness of Grantor to Lender, with any excess funds to paid to Grantor as the Interests of Grantor may appear.

     OTHER RIGHTS AND REMEDIES. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Virginia Uniform Commercial Code, at law, in equity, or otherwise.

     DEFICIENCY JUDGMENT. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provision are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

     ATTORNEYS' FEES; EXPENSES. Grantor agrees that if Lender hires an attorney to help enforce this Agreement or to collect any sums owing under this Agreement, Grantor will pay, subject to any limits under applicable law, Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered if hand delivered or when deposited with a nationally recognized overnight courier or deposited as certified or registered mail in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants

11-07-1995                  ASSIGNMENT OF DEPOSIT ACCOUNT               PAGE 3
LOAN NO.                             (CONTINUED)
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

     issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claims; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity, however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED NOVEMBER 7, 1995.

GRANTOR:

RENAISSANCE ENTERTAINMENT CORPORATION

By: MILES SILVERMAN                     (SEAL)
    -----------------------------------
    MILES SILVERMAN, PRESIDENT AND CEO